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                                   AGREEMENT

                     made and entered into by and between:

                        SOCIETE DES MINES DE MORILA S.A.

                             Registration No. 15430
                   (hereinafter referred to as "MORILA S.A.")
                      represented herein by DAVID ASHWORTH
           in his capacity as a Director of Morila S.A., he being duly authorised thereto

                                      and

                           RANDGOLD RESOURCES LIMITED
                             Registration No. 62686
                       (hereinafter referred to as "RRL")
                      represented herein by DAVID ASHWORTH
     in his capacity as a Director of RRL, he being duly authorised thereto

                                      and

                      RANDGOLD RESOURCES (MORILA) LIMITED
                             Registration No. 74837
                      represented herein by DAVID ASHWORTH
     in his capacity as a Director of RANDGOLD RESOURCES (MORILA) LIMITED,
                        he being duly authorised thereto

WHEREAS:

A. Morila S.A. wishes to borrow certain sums of money in order to fund its Morila project in Mali prior to the conclusion of the main project financing being arranged by N.M. Rothschild & Sons Limited and Standard Bank London Limited; and

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       RRL has indicated that it is willing to lend the relevant amounts to
       Morila S.A. subject to the terms and conditions contained below.

B. RRL has spent certain amounts on the exploration, feasibility studies and pre-development of the Morila gold project prior to the incorporation of Morila S A. and wishes to have these expenditures recorded as a loan to Morila S.A. and the basis on which the loan will attract interest and be repaid.

NOW THEREFORE THE PARTIES AGREE AS FOLLOWS:

1.     INTERPRETATION

1.1    In this agreement, unless inconsistent with the context:

1.1.1 "Morila S.A." means Societe Des Mines De Morila S.A., a company incorporated under the laws of the Republic of Mali;

1.1.2       "the Loan" means the loan described in 2.2. below;

1.1.3 "the Morila project" means the mining project of this name which belongs to Morila S.A. in Mali, West Africa;

1.1.4 "LIBO rate" means the quoted 3 months London Interbank offered rate of interest for deposits denominated in US Dollars;

1.1.5 "RRL" means Randgold Resources Limited, a company incorporated under the laws of Jersey, Channel Islands;

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1.1.6       "Shareholder's Loan" means the amounts incurred by RRL as set out in
            7 below.

1.2 The headings to the clauses contained in this agreement are for reference purposes only and shall not be used in connection with the interpretation thereof.

2.     THE LOAN

2.1 RRL hereby agrees to lend to Morila S.A., which hereby agrees to borrow, the Loan, subject to the terms and conditions contained in this agreement.

2.2 The Loan shall be payable to Morila S.A. in United States Dollars and shall be a total of up to US $50 million (fifty million United States Dollars).

2.3 RRL undertakes to pay the Loan in tranches to fund the requirements of Morila S.A. commencing from 23 August 1999 within 24 hours of receipt of written advice from Morila S.A. of the relevant requirements, up to a total of fifty million United States Dollars.

2.4 Morila S.A. undertakes and agrees to use the Loan only for the purpose of funding the Morila project.

2.5 The parties hereto agree and acknowledge that the Loan, all repayments of the Loan and all payments of interest on the Loan are subject to the terms and conditions of (a) the Loan Agreement dated on or about 21 December 1999, among Morila S.A., as the Borrower, RRL, Randgold & Exploration Company limited and Randgold Resources (Morila) Limited, as the Completion Guarantors, various

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            banks and financial institutions, as the Lenders, N M Rothschild &
            Sons Limited and Standard Bank London Limited, as the Arrangers, Bayerische Hypo-und Vereinsbank AG, Mees Pierson NV and Societe Generale, as the Co-Arrangers, and N M Rothschild & Sons Limited, as the Agent for the Lenders (the "Loan Agreement") and (b) the Subordination Agreement (as defined in the Loan Agreement).

3.     REPAYMENT

       Subject to the terms of the Loan Agreement and the Subordination Agreement (as defined in the Loan Agreement), Morila S.A. agrees to repay the Loan together with interest to RRL in United States Dollars in Jersey, Channel Islands.

4.     INTEREST

4.1 Subject to the terms of the Loan Agreement and the Subordination Agreement (as defined in the Loan Agreement), interest on the daily balance of the Loan, calculated from the date of advance at a rate equal to 2 (two) percentage points above the LIBO rate, shall be payable by Morila S.A. to RRL monthly in arrears on or before the first day of each calendar month, commencing with the first calendar month subsequent to the date of advance of the Loan or portion thereof. Interest so charged shall be debited on the last day of each calendar month.

4.2 If interest is not paid when it is due, such unpaid interest shall thereupon form part of the total amount owing by Morila S.A. to RRL in terms of this agreement and shall bear interest as specified in this agreement.

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5.     CERTIFICATE OF INDEBTEDNESS

       A certificate signed by any Director of RRL (whose appointment need not be proved) as to the amount owing by Morila S.A. to RRL at any time, the fact that such amount is due and payable, the rate of interest payable and the date from which such interest is calculated, shall be binding on Morila S.A. and shall be prima facie proof of the facts stated therein.

6.     DEFAULT

       Subject to the terms of the Loan Agreement and the Subordination Agreement (as defined in the Loan Agreement), should Morila S.A. fail to repay the Loan, and all interest required in terms of this agreement or any part thereof, then the parties hereby agree that any indebtedness of Morila S.A. to RRL as at the aforesaid date shall remain as a Loan from RRL to Morila S.A. bearing interest as provided in terms of 4 hereof and shall be repaid by Morila S.A. to RRL from the future cash flows of Morila S.A. as and when available and as permitted by the terms of the Loan Agreement and the Subordination Agreement (as defined in the Loan Agreement).

7.     SHAREHOLDER'S LOAN

7.1 Up to 31 January 1999, the date to which the feasibility study for the Morila gold project was drawn up, RRL incurred a total amount of US $4 750 000 (four million seven hundred and fifty thousand United States Dollars) on direct exploration and feasibility study costs on the Morila gold project.

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7.2         In addition to the direct expenditure set out in 7.1 above RRL incurred a total amount of US $5 735 000 (five million seven hundred and thirty five thousand United States Dollars) in indirect exploration and feasibility study costs and in pre-development work at the Morila gold project site up to 30 June 1999.

7.3 The total amount of expenditure as set out in 7.1 and 7.2 above prior to the commencement of the construction of the mine and associated facilities at the Morila gold project was US $ 10 485 000 (ten million four hundred and eighty five thousand United States Dollars).

7.4 Morila S.A. undertakes to capitalise the amount set out in 7.3 above in its accounting records as a Shareholder's Loan from RRL.

7.5 The Shareholder's Loan in 7.4 above will bear interest at the rate set out in 4 above, commencing from 1 July 1999.

7.6 Repayment of the Shareholder's Loan will be made by Morila S.A. to RRL from available cash flows from Morila S.A.'s operations after taking account of any portion of the Shareholder's Loan to be utilised for any increase in the share capital of Morila S.A. to be contributed by RRL or Randgold Resources (Morila) Limited.

7.7 The parties acknowledge and agree, that the Shareholder's Loan and repayments of the Shareholder's Loan and interest on the Shareholder's Loan are subject to the Loan Agreement and the Subordination Agreement (as defined in the Loan Agreement).

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8.     NOTICES

       The parties choose the following addresses as their respective domicilia citandi et executandi for all purposes in terms of this agreement:

8.1    Morila S.A.  :    Hippodrome
                         Avenue AL Qoods,
                         Bamako
                         MALI

8.2    RRL and      :    La Motte Chambers
       RANDGOLD          La Motte Street
       RESOURCES         St. Helier
       (MORILA)          Jersey
       LIMITED           CHANNEL ISLANDS

9.     JURISDICTION

       This agreement shall be governed by Jersey law.

10.    DISPUTE RESOLUTION

       Any dispute arising out of this agreement may be referred by either party for determination to the external auditors of RRL, in which event the said auditors shall act as experts and not as arbitrators and their decision shall be final and binding on the parties.

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11.    GENERAL

       This document contains the entire agreement between the parties and no variation, amendment or alteration to this agreement shall be of any force or effect unless reduced to writing and signed by the parties.

SIGNED AT Johannesburg on the 21 day of DECEMBER 1999 in the presence of the undersigned witnesses.

AS WITNESSES:                                For and on behalf of:
                                             SOCIETE DES MINES DE MORILA S.A.

1. /s/ [ILLEGIBLE]
   __________________________

2. /s/ [ILLEGIBLE]                           /s/ [ILLEGIBLE]
   __________________________                _____________________________
                                             AUTHORITY WARRANTED

SIGNED AT Johannesburg on the 21 day of DECEMBER 1999 in the presence of the undersigned witnesses.

AS WITNESSES:                                For and on behalf of:
                                             RANDGOLD RESOURCES LIMITED

1. /s/ [ILLEGIBLE]
   __________________________

2. /s/ [ILLEGIBLE]                           /s/ [ILLEGIBLE]
   __________________________                _____________________________
                                             AUTHORITY WARRANTED

SIGNED AT Johannesburg on the 21 day of DECEMBER 1999 in the presence of the undersigned witnesses.

AS WITNESSES:                                FOR AND ON BEHALF OF:

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                                      9

                                             RANDGOLD     RESOURCES     (MORILA)
                                             LIMITED

1. /s/ [ILLEGIBLE]
   __________________________

2. /s/ [ILLEGIBLE]                          /s/ [ILLEGIBLE]
   __________________________               ___________________________
                                             AUTHORITY WARRANTED